UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2026

BITMINE IMMERSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42675	84-3986354
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10845 Griffith Peak Dr. #2

Las Vegas, NV 89135

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BMNR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

On January 15, 2026, Bitmine Immersion Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, as described below under Item 5.07, the stockholders of the Company, among other things, approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the total number of shares of common stock (the “Common Stock”) the Company is authorized to issue from 500,000,000 shares to 50,000,000,000 shares (the “Charter Amendment”). A Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), which includes the Charter Amendment, has been filed with the Secretary of State of the State of Delaware and became effective at 12:00 p.m. Eastern Time on January 16, 2026, for accounting purposes only. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 15, 2026, the Company held its Annual Meeting. The matters voted upon were (1) the election of Thomas Lee, Chi Tsang, Michael Maloney, Lori Love, David Sharbutt, Jason Edgeworth, Olivia Howe, and Robert Sechan to as directors on the Company’s board of directors (each, a “Director,” collectively the “Directors”), each with a term expiring at the next annual meeting of stockholders or until his or her successor is duly elected and qualified or, if sooner, until his or her earlier death, resignation, or removal (the “Director Election Proposal”), (2) the approval of the Charter Amendment (the “Charter Amendment Proposal”), (3) the approval of the Bitmine Immersion Technologies, Inc. 2025 Omnibus Incentive Plan (the “Omnibus Incentive Plan Proposal”), and (4) the approval, on a non-binding advisory basis, the special, performance-based compensation arrangement for the executive chairman (the “Executive Chairman Compensation Proposal”).

Based on the votes by holders of the Common Stock, the final results for each proposal presented for a vote of stockholders at the Annual Meeting are set forth below:

1.	The Director Election Proposal:

DIRECTOR NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Thomas Lee	182,066,768	3,072,442	88,686,175
Chi Tsang	179,405,017	5,734,193	88,686,175
Michael Maloney	179,583,681	5,555,529	88,686,175
Lori Love	175,038,565	10,100,645	88,686,175
David Sharbutt	177,215,302	7,923,908	88,686,175
Jason Edgeworth	179,312,202	5,827,008	88,686,175
Olivia Howe	179,635,613	5,503,597	88,686,175
Robert Sechan	178,944,537	6,194,673	88,686,175

2.	The Charter Amendment Proposal:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
222,226,997	49,445,035	2,153,353	N/A

3.	The Omnibus Incentive Plan Proposal:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
164,207,516	14,360,681	6,570,990	88,686,198

4.	The Executive Chairman Compensation Proposal:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
140,246,624	39,301,665	5,590,890	88,686,206

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

Item 7.01. Regulation FD Disclosure.

On January 20, 2026, the Company issued a press release (the “Press Release”) announcing the results of matters voted on by the Company’s stockholders at the Annual Meeting. A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment (January 16, 2026).
10.1	Bitmine Immersion Technologies, Inc. 2025 Omnibus Incentive Plan (Incorporated by reference to Annex B of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on December 9, 2025).
99.1	Press Release (January 20, 2026).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITMINE IMMERSION TECHNOLOGIES, INC.

Date: January 20, 2026	By:	/s/ Chi Tsang
Chi Tsang
Chief Executive Officer